SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:
July 18, 2006

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TRADESTAR SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-51229 (Commission File Number)	51-0482104 (I.R.S. Employer Identification No.)

3451-A Candelaria NE Albuquerque, New Mexico (Address of principal executive offices)		87107 (Zip code)

Registrant’s telephone number, including area code:  (505) 872-3133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 18, 2006, the Board of Directors of Tradestar Services, Inc. (the “Company”) dismissed Gordon, Hughes & Banks, LLP as its independent registered public accounting firm and engaged Helin, Donovan, Trubee & Wilkinson, LLP as its independent registered public accounting firm to review the Company’s financial statements beginning with the quarter ending June 30, 2006 and to audit the Company’s financial statements for the year ending December 31, 2006.

The reports of Gordon, Hughes & Banks, LLP on the Company’s financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s two most recent fiscal years and through the date hereof, there have been no disagreements with Gordon, Hughes & Banks, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gordon, Hughes & Banks, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During the Company’s two most recent fiscal years and through the date hereof, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

Gordon, Hughes & Banks, LLP has indicated to the Registrant that it concurs with the foregoing statements as they relate to Gordon, Hughes & Banks, LLP and has furnished a letter to the Securities and Exchange Commission to this effect. A copy of this letter is attached to this Form 8-K as Exhibit 16.1.

During the Company’s two most recent fiscal years and through the date hereof, the Registrant has not consulted Helin, Donovan, Trubee & Wilkinson, LLP regarding (ii) the application of accounting principles to a specified transaction (completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this Item or a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

16.1 Letter from Gordon, Hughes & Banks, LLP to the Securities and Exchange  Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRADESTAR SERVICES, INC.

/s/ Frederick A. Huttner _
Frederick A. Huttner
Chief Executive Officer

/s/ Kenneth L. Thomas
Kenneth L. Thomas
Chief Financial Officer

July 18, 2006

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Gordon, Hughes & Banks, LLP to the Securities and Exchange Commission

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